UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    DECEMBER 16, 2003



                              NOVA BIOGENETICS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     001-16703             04-3656563
  -------------------------------      -------------      -------------------
  (State or other jurisdiction of       (Commission          (IRS Employer
         incorporation)                 File Number)      Identification No.)



             8601 Dunwoody Place, Suite 338, Atlanta, Georgia 30350
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code  770-650-6508
                                                    ------------


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

By way of letter dated December 16, 2003, Nova Biogenetics Inc.'s (hereinafter the "Company") auditors, Sherb & Co., LLP (hereinafter "Sherb") resigned as the Company's auditors, indicating, in part, that "Effective immediately, we will cease our services as your auditors. We have reached this decision because it has come to our attention that you have filed your Form 10-QSB for the quarter ended September 30, 2003 without our review or consent."

Sherb audited the Company's balance sheet as of fiscal year ended June 30, 2003 as well as the related statement of operations, stockholders' deficit and cash flows for the fiscal year ended June 30, 2003.

The report of Sherb (dated November 14, 2003), on the Company's aforesaid financial statements, did not contain adverse opinions or disclaimers of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the aforementioned report included an explanatory paragraph, wherein they expressed substantial doubt about the Company's ability to continue as a going concern.

During the Company's most recent fiscal year ended June 30, 2003 and in any subsequent interim period preceding Sherb's resignation, there were no disagreements ("Disagreements") as defined in Item 304(a)(1)(iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with Sherb on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Sherb, would have caused Sherb to make reference to the subject matter of the Disagreements in its reports. In addition, during the Company's most recent fiscal year and in any subsequent interim period preceding Sherb's resignation, there were no reportable events ("Reportable Events") as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Sherb furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements, a copy of which is attached as an exhibit.

The Company has not, as yet, engaged new independent auditors. At such time as the engagement of new independent auditors occurs and has been approved by the Company's Board of Directors, an amended Form 8-K shall be filed.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

         Exhibit 99.1 Letter from Sherb & Co., LLP dated January 19, 2004.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NOVA BIOGENETICS INC.
                                        (Registrant)



 Date: January 20, 2004                 By: Timothy C. Moses
                                            ----------------
                                        Name:  Timothy C. Moses
                                        Title: Sr. Vice President